Number
AP 2351

Shares

ARISTA
power

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

CUSIP 040414 20 3
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $0.002 PER SHARE PAR VALUE OF

ARISTA POWER, INC.

transferable on the books of the Corporation in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.
This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

ARISTA POWER, INC.
CORPORATE
SEAL
2001
NEW YORK

PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(BROOKLYN, NY)
TRANSFER AGENT AND REGISTRAR
BY:

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

UNIF TRF MIN ACT– ________ Custodian (until age ____)
(Cust)
________ under Uniform Transfers
(Minor)
to Minors Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

______________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________

____
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.